UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2016

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200, Atlanta, GA		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 395-4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 22, 2016, Axiall Corporation (the “Company”) and its wholly-owned subsidiary, Eagle Spinco Inc. (“Eagle Spinco” and, together with the Company, the “Issuers”), certain subsidiary guarantors, and U.S. Bank National Association, as trustee (the “Trustee”), entered into supplemental indentures (the “Supplemental Indentures”) regarding amendments to each of the indentures (the “Indentures”) governing the Issuers’ outstanding 4.625% senior notes due February 15, 2021 and 4.875% senior notes due May 15, 2023 (collectively, the “Notes”), respectively, following the Issuers’ receipt of requisite consents of the holders of the Notes pursuant to consent solicitations in respect of the Notes that commenced on August 8, 2016 (the “Consent Solicitations”). The Supplemental Indentures eliminate certain of the covenants, restrictive provisions and events of default with respect to the Notes. The Supplemental Indentures are effective upon execution but will only become operative upon consummation of all of (i) the Consent Solicitations, (ii) the related exchange offers in respect of the Notes being made by Westlake Chemical Corporation (“Westlake”) and (iii) the proposed merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of June 10, 2016, by and among the Company, Westlake and Lagoon Merger Sub, Inc., a wholly-owned subsidiary of Westlake, with the Company surviving the Merger as a wholly-owned subsidiary of Westlake.

Copies of the Supplemental Indentures are filed as Exhibits 4.1 and 4.2 to this Form 8-K and are incorporated herein by reference. The description of the Supplemental Indentures is qualified in its entirety by the terms of the respective Indentures and the Supplemental Indentures.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained and incorporated in Item 1.01 of this report is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Fourth Supplemental Indenture, dated as of August 22, 2016, to the Indenture, dated as of February 1, 2013, by and among Axiall Corporation, the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Fifth Supplemental Indenture, dated as of August 22, 2016, to the Indenture, dated as of January 28, 2013, by and among Eagle Spinco, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

By:	/s/ Daniel S. Fishbein
Name:	Daniel S. Fishbein
Title:	Vice President and General Counsel

Date: August 22, 2016

EXHIBIT INDEX

Exhibit Number	Description

4.1	Fourth Supplemental Indenture, dated as of August 22, 2016, to the Indenture, dated as of February 1, 2013, by and among Axiall Corporation, the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Fifth Supplemental Indenture, dated as of August 22, 2016, to the Indenture, dated as of January 28, 2013, by and among Eagle Spinco, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.